Exhibit 10.28

JOINDER BY AND AGREEMENT OF PROPERTY MANAGER

The undersigned, BLUEROCK PROPERTY MANAGEMENT, LLC, a Michigan limited liability company ("Property Manager"), being the Manager referred to in the Note and Mortgage Assumption Agreement (the "Assumption Agreement") to which this Joinder by and Agreement of Property Manager (the "Property Manager Joinder") is attached, hereby joins in the execution of the Assumption Agreement to reaffirm its obligations under the Assignment of Management Agreement, and to represent and warrant to, and acknowledge and agrees with, Lender the following:

1.          Defined Terms. All capitalized terms used in this Property Manager Joinder, unless defined herein, shall have the meanings given such terms in the Assumption Agreement, and if not defined therein, then in the Loan Agreement, as amended by the terms of the Assumption Agreement.

2.          References to Management Agreement. All references to the term "Management Agreement" in the Assignment of Management Agreement shall hereafter mean and refer to the Management Agreement, as assigned from Original Borrower to New Borrower on the date hereof.

3.          Reaffirmation of Assignment of Property Management Contract. The Assignment of Management Agreement, as amended by the terms hereof (the "Amended Assignment"), constitutes the valid, legally binding obligations of Property Manager, enforceable against Property Manager in accordance with its terms, as amended by the terms hereof. By Property Manager's execution hereof, Property Manager waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims and causes of action of any kind or nature accruing on or prior to the Acquisition Date which Property Manager has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Amended Assignment or any of the other Loan Documents.

4.          Agreements of Property Manager. Property Manager consents to the execution and delivery of the Assumption Agreement by Borrower Parties and agrees and acknowledges that the liability of Property Manager under the Amended Assignment shall not be diminished in any way by the execution and delivery of the Assumption Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Requested Actions.

5.          Authority Representations by the Property Manager. The execution and delivery of, and performance under, this Prope1iy Manager Joinder will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Property Manager or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Property Manager is a party or by which the Project may be bound or affected.

6.          Governing Law. This Property Manager Joinder shall be governed, interpreted, construed and enforced in accordance with the laws of the State in which the Project is located.

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The undersigned Property Manager has executed and delivered this Property Manager Joinder to be effective as of the date of the Assumption Agreement.

PROPERTY MANAGER:

BLUEROCK PROPERTY MANAGEMENT,
LLC, a Michigan limited liability company

/s/ Christopher J. Vohs		By:	Bluerock Real Estate, L.L.C.,
Print Name:	Christopher J. Vohs		a Delaware limited liability company,
its manager

		By:	/s/ Jordan Ruddy
Jordan Ruddy
Authorized Signatory
/s/ Molly Brown
Print Name:	Molly Brown

STATE OF New York	)
) SS:
COUNTY OF New York	)

The forgoing instrument was acknowledged before me this 1 day of April, 2014, by Jordan Ruddy, as the Authorized Signatory of Bluerock Real Estate, L.L.C., the manager of BLUEROCK Property Management, LLC, a Michigan limited liability company, on behalf of the limited liability company.

/s/ Dale Pozzi
Notary Public, State of New York
My Commission Expires:	Jan 28, 2017

DALE POZZI
NOTARY PUBLIC-STATE OF NEW YORK
No. 01PO6275397
Qualified in New York County
My Commission Expires January 28, 2017

[Property Manager’s Signature Page to Joinder]